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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 8, 2005
                          ____________________________


                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

               000-33297                             88-0450923
       (Commission File Number)          (IRS Employer Identification No.)

                                5804 E. SLAUSON AVE.,
                                  COMMERCE, CA 90040
                     (Address of Principal Executive Offices and
                                      zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
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     Information  included  in  this  Form  8-K  may  contain  forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Blue Holdings' actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Blue Holdings' future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Blue Holdings' actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Blue Holdings undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION  2  -  FINANCIAL  INFORMATION

ITEM  2.02  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On June 8, 2005, Blue Holdings, Inc. filed a Current Report on Form 8-K/A with the Securities and Exchange Commission, amending its Current Report on Form 8-K filed on April 29, 2005, to report the first quarter earnings of Antik Denim, LLC, its wholly-owned subsidiary acquired on April 29, 2005. Blue Holdings issued a press release announcing the amended filing whereby it identified the net sales and pre-tax net income of Antik Denim for the quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit
99.1  to  this  report  and  is  incorporated  herein  by  reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)    Financial  statements  of  business  acquired.  None.
            ---------------------------------------------

     (b)    Pro  forma  financial  information.  None.
            ----------------------------------

     (c)    Exhibits.
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99.1     Press  Release  issued  by  the  Registrant  on  June  8,  2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE HOLDINGS, INC.

Date:  June 10, 2005              By:  /s/ Patrick Chow
                                       -----------------------------------------
                                       Patrick Chow, Chief Financial Officer and
                                       Secretary


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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------     ------------------------------------------------------------

     99.1          Press  Release  issued  by  the  Registrant  on June 8, 2005.